Shareholders' Equity	6 Months Ended
Dec. 31, 2019
Equity [Abstract]
Shareholders' equity

Note 12 – Shareholders’ equity

Restricted Stock Grants

Restricted stock grants are measured based on the market price on the grant date. The Company has granted restricted ordinary shares to the members of the board of directors (the “Board”), senior management and consultants.

In March 2019, the Board granted an aggregate of 720,000 restricted ordinary shares, which were issued with a fair value of $1,850,400 to the new CEO and CFO. These shares will vest over the required service period of three years starting from March 28, 2019. In July 2019, a total of 240,000 restricted ordinary shares were issued to them.

For the six months ended December 31, 2019 and 2018, the Company recognized $0.3 million and $0 compensation expense related to restricted stock grants, respectively.

Following is a summary of the restricted stock grants:

Restricted stock grants	Shares	Weighted Average Grant Date Fair Value Per Share	Aggregate Intrinsic Value
Unvested as of June 30, 2018	-	$-	$-
Granted	720,000	$2.57	-
Vested	(60,000)	$2.57	-
Unvested as of June 30, 2019	660,000	$2.57	607,200
Vested	(120,000)	$2.57	-
Unvested as of December 31, 2019 (unaudited)	540,000	$2.57	$783,000

Ordinary Shares Issued for Debt Repayment

In December 2019, the Company issued 276,290 ordinary shares, with a fair value of $389,570 determined using the closing price of $1.41 on December 30, 2019, to Hou Sing, the Company’s shareholder, to repay the debt owed to him.

Ordinary Shares Issued for Compensation

In April 2019, the Board granted an aggregate of 550,000 ordinary shares, which were issued with a fair value of $1,320,000, determined using the closing price of $2.40 on May 28, 2018, to three employees under the 2018 Plan. The 2018 Plan was authorized to issue 550,000 shares of the Company’s common shares. There are no remaining shares available to be issued under 2018 Plan.

Ordinary Shares Issued for Services

In May 2019, the Board granted an aggregate of 600,000 ordinary shares with a fair value of $1,758,000, determined using the closing price of $2.93 on May 8, 2019, to three service providers. The value of these shares are being amortized over the service period of one year starting from May 15, 2019.

In July 2019, the Board granted an aggregate of 400,000 ordinary shares with a fair value of $1,400,000, determined using the closing price of $3.5 on July 19, 2019, to two service providers. The value of these shares are being amortized over the service period of one year starting from July 1, 2019.

For the six months ended December 31, 2019 and 2018, the Company amortized approximately $1.5 million and $1.4 million deferred stock compensations, respectively.

Sale of Ordinary Shares

In May 2019, the Company sold 200,000 ordinary shares at $2.50 per share for total proceeds of $500,000 to a third-party individual. The issuance was completed pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.